房 屋 租 赁 合 同

Property Lease Agreement

出租人：朱明子
Lessor: ZHU Mingzi

承租人：新纪元科技开发公司
Lessee: NewEra Technology Development Co., Ltd.

出租人和承租人在平等、自愿的基础上，经协商一致，于 2009 年 7 月 2 日，订立本合同：

In consideration of the fairness, free wills and mutual agreements herein contained and for other good and valuable consideration, as of July 2, 2009, the parties hereto agree as follows:

第一条 根据本合同所包含对价，出租人向承租人出租坐落于安徽淮南市洞山东路上东锦城 25 号 1303 室的房产（下称"房产"）。

Article 1 In consideration of the covenants and agreements contained herein, Lessor hereby leases to Lessee the property located at Room 1303, No. 25 Shang Dong Jin Road, Dong Shan Dong Road, Huainan City, Anhui Province, PRC (hereinafter referred to as the "Property").

第二条 租赁期限

租赁期限从 2009 年 7 月 2 日 至 2010 年 7 月 1 日。租期为 1 年。

Article 2. Lease Term,

The lease term is (1) year and shall commence on July 2 , 2009 and expire on July 1,2010.

第三条 本租赁合同第一条规定的房产的租金费率为每月人民币 2000 元。

Article 3. The rental price of the Property described under Article 1 is 2000 RMB per month

第四条 租金的支付方式：

租金将按月支付，每一次的租金由承租人在每月第一天支付给出租人，或者以双方一致同意的其他方式支付。

Article 4. The methods of payment of rents

The rents shall be paid monthly. The rent for each and every period shall be paid by

Lessee to Lessor on the first day of every month in advance. The rent may be paid by other methods agreed by both parties.

第五条 租赁区域的用途为承租人的办公用房。

Article 6. The purpose of the Property is to house the business operation of Lessee.

第六条 不可抗力

Article 6 *Force Maejure*

6.1 如果由不可抗力造成的房屋破坏和对承租人的任何损失，任何一方都不对破坏与损失负责。

6.1 In the event of any damage to the Property or loss to Lessee caused by *force majeure*, neither party shall be liable to each other for such damage or loss.

6.2 不可抗力是指 不可预见的，不可预防的，不可抗拒的客观的情形，包括但不限，战争，恐怖袭击， 骚乱，戒严令/限制，罢工，示威，地震，台风，洪水，海啸，雷击等。

6.2 The *force majeure* means the objective situations that are not foreseeable, not preventable and not able to overcome, including but not limited to wars, terror attacks, riots, martial laws/restrictions, strikes, demonstrations, earthquakes, typhoons, floods, tsunamis, being struck by lightning, etc.

第七条 本租赁合同适用并依中国法律解释。

Article 7 This lease agreement is governed and construed by the laws of China.

第八条 本租赁合同用英语和中文制作。两者同等效力，中文版与英文版发生冲突，英文版为准。

Article 8 The Lease Agreement is made in both English and Chinese. Both of them shall have the same force and effect. If there is any conflict in Chinese and English version, the English version will prevail.

出租人(Lessor):

By: ____________________
朱明子
ZHU, Mingzi

通信地址：安徽淮南市洞山东路上东锦城25号1303室

Communication Address:
25-1303, Dongjin City Suite
Dongshan East Road
Huaina City, Anhui Province, P.R.C. 232001

身份证号：33262519680717004X
ID Nunber:33262519680717004X
电话：13955436065
Tel:

承租人:新纪元科技开发公司
Lessee: NewEra Technology Development Co., Ltd.

By: ____________________
陈曾杏，董事
CHEN, Zengxing, Director

通信地址:
Communication Address:

电话:
Tel: